UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2009 (November 5, 2009)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

405 Lexington Avenue

New York, NY 10174

(Address of principal executive
office)

Registrant’s telephone number, including area code (212) 915-9150

N/A

(Former name or former address if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 5, 2009, our Board of Directors approved the appointment of Gordon Wilson as Deputy Chief Executive Officer of the Company. Mr. Wilson will continue to serve as the President and Chief Executive Officer of the Company’s GDS and IT Services and Software businesses.  In connection with this appointment, Mr. Wilson’s base salary was increased to £500,000, effective November 5, 2009.

The press release issued by the Company on November 9, 2009 in connection with Mr. Wilson’s appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release, dated November 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas Group Vice President, Legal and Corporate Secretary

Date: November 12, 2009

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated November 12, 2009 (November 5, 2009)

EXHIBIT INDEX

99.1            Press Release dated November 9, 2009.